EXHIBIT 10.1
                                                                    ------------


                   SECOND AMENDMENT TO THE FINANCING AGREEMENT


            SECOND AMENDMENT (this "Amendment"), dated as of April 3, 2007, to the Financing Agreement, dated as of June 16, 2005 (as amended and supplemented from time to time, the "Financing Agreement"), by and AMONG North Atlantic Holding Company, Inc., a Delaware corporation (the "Parent"), North Atlantic Trading Company, Inc., a Delaware corporation ("NATC"), National Tobacco Company, L.P., a Delaware limited partnership ("NTC"), North Atlantic Operating Company, Inc., a Delaware corporation ("NAOC"), North Atlantic Cigarette Company, Inc., a Delaware corporation ("NACC"), National Tobacco Finance Corporation, a Delaware corporation ("NTFC"), RBJ Sales, Inc., a Tennessee corporation ("RB"), Fred Stoker & Sons, Inc., a Tennessee corporation ("Fred Stoker") and Stoker, Inc., a Tennessee corporation ("Stoker" and together with NATC, NTC, NAOC, NACC, NTFC, RB and Fred Stoker, each a "Borrower" and collectively, the "Borrowers"), each subsidiary of the Parent listed as a "Guarantor" on the signature pages thereto (together with the Parent, each a "Guarantor" and collectively, the "Guarantors"), the financial institutions from time to time party thereto (each a "Lender" and collectively, the "Lenders"), and Fortress Credit Corp., a Delaware corporation ("Fortress"), as agent for the Lenders (in such capacity, the "Agent").

            WHEREAS, the Borrowers and the Lenders have entered into a Financing Agreement, pursuant to which the Lenders have extended credit to the Borrowers consisting of (a) a term loan in the aggregate principal amount of $30,000,000 and (b) a revolving credit facility in an aggregate principal amount not to exceed $55,000,000 at any time outstanding;

            WHEREAS, the Borrowers have requested that the Agent and the Required Lenders agree, and the Agent and the Required Lenders have agreed, to amend Section 7.01(r) of the Financing Agreement pertaining to the identity of the Parent's chief executive officer;

            NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1. Defined Terms. All terms used herein which are defined in the Financing Agreement and not otherwise defined herein are used herein as defined therein.

            2. Amendment. Section 7.01(r) of the Financing Agreement is hereby amended in its entirety to read as follows:

            "(r) Chief Executive Officer; Vice Chairman. (i) The Chief Executive Officer of the business of the Parent and NATC shall be reasonably acceptable to Agent and the Required Lenders; for purposes of this Section 7.01(r), Jack Africk is deemed to be a reasonably acceptable Chief Executive Officer of the Parent and Larry Wexler is deemed to be a reasonably acceptable Chief Executive Officer of NATC.

                  (ii) The Vice Chairman of Parent's board of directors shall be reasonably acceptable to Agent and the Required Lenders; for purposes of this Section 7.01(r), Jack Africk is deemed to be a reasonably acceptable

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      Vice Chairman of Parent's board of directors so long as he maintains, in such capacity, authority to approve or veto any decision made by Thomas Helms Jr. relating to the nomination and election of members of Parent's board of directors."

            3. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full, in a manner satisfactory to the Agent, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the "Second Amendment Effective Date"):

                  (a) The representations and warranties contained in Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered by or on behalf of any Loan Party to the Agent or any Lender pursuant to the Financing Agreement or any other Loan Document on or prior to the Second Amendment Effective Date are true and correct in all material respects on and as of such date as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date (except as otherwise disclosed in writing by any Loan Party to the Agent prior to the date hereof), and no Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date (except as otherwise disclosed in writing by any Loan Party to the Agent prior to the date hereof) or would result from this Amendment becoming effective in accordance with its terms.

                  (b) The Agent shall have received counterparts of this Amendment which bear the signatures of each Borrower and each Guarantor that is a party to the Financing Agreement.

                  (c) The Agent shall have received satisfactory evidence that the Required Lenders have consented to this Amendment.

                  (d) All legal matters incident to this Amendment shall be reasonably satisfactory to the Agent and its counsel.

            4. Representations and Warranties. Each Loan Party that is a party to the Financing Agreement hereby represents and warrants to the Agent and the Lenders as follows:

                  (a) Representations and Warranties; No Event of Default. The representations and warranties herein, in Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered by or on behalf of any Loan Party to the Agent or any Lender pursuant to the Financing Agreement or any other Loan Document on or prior to the Second Amendment Effective Date are true and correct in all material respects on and as of such date as though made on and as of such date (except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date) and no Default or Event of Default has occurred and is continuing as of the Second Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

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

                  (b) Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and, in the case of the Borrowers, to make the borrowings hereunder, and to execute and deliver each Loan Document to which it is a party, and to consummate the transactions contemplated thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

                  (c) Authorization; Enforceability. The execution, delivery and performance by each Loan Party of each Loan Document to which it is or will be a party, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties which could reasonably be expected to have a Material Adverse Effect.

                  (d) Governmental Approvals; No Conflicts. The execution, delivery and performance of this Amendment by each applicable Loan Party, and the performance of the Financing Agreement, as amended hereby, do not require authorization or approval or other action by, and no notice to or filing with, any Governmental Authority in connection with the due execution, delivery and performance by any Loan Party of any Loan Document to which it is or will be a party, except for (i) consents, authorizations, notices and filings described in
Schedule 6.01(c) of the Financing Agreement, all of which have been obtained or made or have the status described in such Schedule 6.01(c), (ii) filings to perfect the Liens created by the Loan Documents and (iii) consents, authorizations, filings, notices or other acts the failure to make or obtain could not reasonably be expected to have a Material Adverse Effect.

                  (e) Continued Effectiveness of Financing Agreement. Except as expressly amended hereby, all of the terms and provisions of the Financing Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed. Each Loan Party that is a party to the Financing Agreement hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Second Amendment Effective Date all references in any such Loan Document to "the Financing Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Agent, or to grant to the Agent a Lien on any collateral as security for the Obligations of the Borrowers from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of a Lien is hereby ratified and confirmed in all respects.


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



            5.    Miscellaneous.

                  (a) This Amendment may be executed in any number of counterparts (including by facsimile) and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                  (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  (d) Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Financing Agreement. Accordingly, it shall be an Event of Default under the Financing Agreement if
(i) any representation or warranty made by a Loan Party under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) a Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

                  (e) The Borrowers will pay on demand all reasonable out-of-pocket costs and expenses of the Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Agent.




                  [Remainder of Page Intentionally Left Blank.]









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



            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      BORROWERS:
                                      ---------


                                      NORTH ATLANTIC TRADING COMPANY, INC.

                                      By: /s/ Brian C. Harriss
                                          --------------------------------------
                                          Name:  Brian C. Harriss
                                          Title: Senior Vice President and Chief
                                                 Financial Officer


                                      NORTH ATLANTIC OPERATING COMPANY, INC.

                                      By: /s/ Brian C. Harriss
                                          --------------------------------------
                                          Name:  Brian C. Harriss
                                          Title: Senior Vice President and Chief
                                                 Financial Officer


                                      NATIONAL TOBACCO COMPANY, L.P.


                                      By: National Tobacco Finance Corporation,
                                          as its general partner

                                      By: /s/ Brian C. Harriss
                                          --------------------------------------
                                          Name:  Brian C. Harriss
                                          Title: Senior Vice President and Chief
                                                 Financial Officer


                                      NATIONAL TOBACCO FINANCE CORPORATION

                                      By: /s/ Brian C. Harriss
                                          --------------------------------------
                                          Name:  Brian C. Harriss
                                          Title: Senior Vice President and Chief
                                                 Financial Officer


                                      NORTH ATLANTIC CIGARETTE COMPANY, INC.

                                      By: /s/ Brian C. Harriss
                                          --------------------------------------
                                          Name:  Brian C. Harriss
                                          Title: Senior Vice President and Chief
                                                 Financial Officer


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



                                      STOKER, INC.

                                      By: /s/ Brian C. Harriss
                                          --------------------------------------
                                          Name:  Brian C. Harriss
                                          Title: Senior Vice President and Chief
                                                 Financial Officer


                                      RBJ SALES, INC.

                                      By: /s/ Brian C. Harriss
                                          --------------------------------------
                                          Name:  Brian C. Harriss
                                          Title: Senior Vice President and Chief
                                                 Financial Officer


                                      FRED STOKER & SONS, INC.

                                      By: /s/ Brian C. Harriss
                                          --------------------------------------
                                          Name:  Brian C. Harriss
                                          Title: Senior Vice President and Chief
                                                 Financial Officer


                                      GUARANTOR:
                                      ---------


                                      NORTH ATLANTIC HOLDING COMPANY, INC.

                                      By: /s/ Brian C. Harriss
                                          --------------------------------------
                                          Name:  Brian C. Harriss
                                          Title: Senior Vice President and Chief
                                                 Financial Officer


                                      AGENT:
                                      -----


                                      FORTRESS CREDIT CORP.

                                      By: /s/ Constantine Dakolias
                                          --------------------------------------
                                          Name:  Constantine Dakolias
                                          Title: Chief Credit Officer



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






                                      LENDERS:
                                      --------


                                      FORTRESS CREDIT OPPORTUNITIES I LP


                                      By: Fortress Credit Opportunities I GP
                                          LLC, its general partner

                                      By: /s/ Constantine Dakolias
                                          --------------------------------------
                                          Name:  Constantine Dakolias
                                          Title: Chief Credit Officer


                                      FORTRESS CREDIT OPPORTUNITIES II LP


                                      By: Fortress Credit Opportunities II GP
                                          LLC, its general partner

                                      By: /s/ Constantine Dakolias
                                          --------------------------------------
                                          Name:  Constantine Dakolias
                                          Title: Chief Credit Officer


                                      ABLECO FINANCE LLC

                                      By: /s/ Daniel E. Wolf
                                          --------------------------------------
                                          Name:  Daniel E. Wolf
                                          Title: President

                                      BERNARD NATIONAL LOAN INVESTORS, LTD.

                                      By: /s/ Lawrence Cutler
                                          --------------------------------------
                                          Name:  Lawrence Cutler
                                          Title: Chief Operating Officer


                                      GENERAL ELECTRIC CAPITAL CORPORATION

                                      By: /s/ Amanda J. Van Heyst
                                          --------------------------------------
                                          Name:  Amanda J. Van Heyst
                                          Title: Duly Authorized Signatory




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